Exhibit 10.2

                        AMENDMENT OF EMPLOYMENT AGREEMENT

     WHEREAS, Everest Reinsurance Company (the "Company"), Everest Reinsurance Holdings, Inc. ("Holdings") and Joseph V. Taranto were parties to an employment agreement effective as of January 1, 2000, as amended (the "Employment Agreement");

     WHEREAS, pursuant to a restructuring of Holdings, Holdings became a wholly-owned subsidiary of Everest Re Group, Ltd. ("Everest Group");

     WHEREAS, in connection with the restructuring, Everest Group established a subsidiary, Everest Global Services, Inc. ("Everest Services");

     WHEREAS, the Employment Agreement was amended in connection with the restructuring to reflect the restructuring and the establishment of Everest Services;

     WHEREAS, Taranto has been transferred to employment with Everest Services, and, as required under the Employment Agreement, Everest Services has been substituted for the Company under the Employment Agreement and Everest Services has adopted and has become a party to the Employment Agreement, and the Employment Agreement has been amended to reflect all of the foregoing transactions;

     WHEREAS, the parties have agreed to certain other modifications to the Employment Agreement; and

     WHEREAS, it is now desirable to amend the Employment Agreement to reflect the additional modifications agreed to by the parties;

     NOW, THEREFORE, the Employment Agreement is hereby amended, effective as of April 20, 2001 in the following particulars:

     1. By  substituting  the  following  for the  Section  2 of the  Employment
Agreement:

         "2. Term.

         The term of employment under this Agreement shall commence as of January 1, 2000 (the `Appointment Date') and shall continue through March 31, 2004, unless sooner terminated in accordance with this Agreement."

     2. By adding the following new Section 5.2 to the Employment Agreement immediately after Section 5.1 thereof:

         5.2 Upon execution of an amendment to this Agreement which extends the term of employment under this Agreement to March 31, 2004 and in consideration of such extension, Everest Group shall grant to Taranto, Two Hundred Thousand (200,000) non-qualified options for the purchase of stock of Everest Group under, and subject to the terms of, the Holdings' 1995 Stock Incentive Plan (which plan was assumed by Everest Group in connection with the Restructuring) (the `Incentive Plan'). The options granted pursuant to this Section 5.2 shall be subject to the general terms and conditions of the Incentive Plan and applicable award agreements issued thereunder and shall vest at the rate of 20% per year over five years, such vesting to occur on each of the first five anniversary dates of the grant."

          IN WITNESS WHEREOF, the parties have executed this amendment to the Employment Agreement as of April 20, 2001.


                                Everest Reinsurance Company


                                By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                Everest Reinsurance Holdings, Inc.

                                By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                Everest Re Group, Ltd.

                                By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                Everest Global Services, Inc.

                                By: /S/ JANET J. BURAK
                                    -------------------------------------------
                                    Janet J. Burak
                                    Senior Vice President


                                    /S/ JOSEPH V. TARANTO
                                    -------------------------------------------
                                    Joseph V. Taranto



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